Exhibit Ref. 10.13
Form SB-2, Amendment No. 2
Mountain Oil, Inc.
SEC File No. 333-37842

                     Mountain Oil, Inc.
                         Lease List

Badger Ute L.E. Font 3-27Z2
T1N, R2W, Section 27, SESE, USM
Duchesne County, Utah
API # 43-013-31052
Lease # 14-20-H62-4733
Green River/ Wasatch Formation
Entity: 09464

Ute Tribal 1-16A1E
T1S, R1E, Section 16, SESE, USM
Uintah County, Utah
API # 43-047-30231
Lease # 14-20-H62-4888
Green River/ Wasatch Formation
Entity: 00780

Fausett 1-26A1E
T1S, R1E, Section 26, NWSE, USM
Uintah County, Utah
API # 43-047-30821
Lease # 14-20-H62-4889
Green River Formation
Entity: 00870

Dye-Hall 1-21A1
T1S, R1W, Section 21, SENE, USM
Duchesne County, Utah
API # 43-013-31163
Fee Lease Recorded at Duchesne County Recorders Office
Green River Formation
Entity: 10713

Lawson 1-21A1
T1S, R1W, Section 21, NESW, USM
Duchesne County, Utah
API # 43-013-30738
Fee Lease Recorded at Duchsne County Recorders Office
Green River/ Wasatch Formation
Entity: 00935
                            E-27
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Wilkins 1-24A5
T1S, R5W, Section 24, NWNE, USM
Duchesne County, Utah
API # 43-013-30320
Fee Lease recorded at Duchesne County Recorders Office
Green River/ Wasatch Formation
Entity: 00205

Walker 2-24A5
T1S, R5W, Section 24, SESW, USM
Duchesne County, Utah
API # 43-013-31805
Fee Lease Recorded at Duchesne County Recorders Office
Green River/ Wasatch Formation
Entity: 00218

1-2B1E
T2S, R1E, Section 2, SESW, USM
Uintah County, Utah
API# 43-047-30931
Lease # 14-20-H62-4709, 14-20-H62-4710, 14-20H62-4711
Green River/ Wasatch Formation
Entity: 600

Nielson 1-20B1
T2S, R1W, Section 20, SWNE, USM
Duchesne County, Utah
API # 43-013-30740
Fee Lease Recorded at Duchesne County Recorders Office
Green River/ Wasatch Formation
Entity: 00673

Myrin Ranch #1
T2S, R3W, Section 20, SWNE, USM
Duchesne County, Utah
API # 43-013-30176
Fee Lease Recorded at Duchesne County Recorders Office
Green River/ Wasatch Formation
Entity: 01091

                            E-28
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Josie 1A-3B5
T2S, R5W, Section 3, NESW, USM
Duchesne County, Utah
API # 43-013-30677
Fee Lease Recorded at Duchesne County Recorders Office
Green River/ Wasatch Formation
Entity:  00216

Josie 1-3B5
T2S, R5W, Section 3, SENE, USM
Duchesne County, Utah
API # 43-013-30273
Fee Lease Recorded at Duchesne County Recorders Office
Green River/ Wasatch Formation
Entity: 00215

Ute Tribal 1-12B6
T2S, R6W, Section 12, SENE, USM
Duchesne County, Utah
API# 43-013-30268
CA # UTU 75763
Lease # 14-20-H62-4712
Green River/ Wasatch Formation
Entity: 01866

1-31C5
T3S, R5W, Section 31, SENW, USM
Duchesne County, Utah
API# 43-013-30501
Lease # 14-20-H62-4890
Green River/ Wasatch Formation
Entity: 02330

Ute Tribal 7-24
T4S, R3W, Section 24, SWNE, USM
Duchesne County, Utah
API # 43-013-30768
Lease # 14-20-H62-4891
Wasatch Formation
Entity: 02625

                            E-29
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Ute Tribal 1-13
T5S, R4W, Section 13, SWSW, USM
Duchesne County, Utah
API # 43-013-20073
Lease # 14-20-H62-4894
Green River Formation
Entity: 01225

Ute Tribal 13-15X
T5S, R4W, Section 13, SWSW, USM
Duchesne County, Utah
API # 43-013-30844
Lease # 14-20-H62-4894
Green River Formation
Entity: 09100

Ute Tribal 24-12
T5S, R4W, Section 24, NWSW, USM
Duchesne County, Utah
API # 43-013-30830
Lease #14-20-H62-4716
Green River Formation
Entity: 09104

River Junction Federal 11-18
T9S, R20E, Section 18, NESW, SLM
Uintah County, Utah
API # 43-047-31316
Lease # U27041-A
Green River Formation
Entity: 09705

Black Jack 1-14D6
T4S, R6W, Section 14, SWNE, USM
Duchesne County, Utah
API # 43-013-30480
Lease # 14-20-H62-4893
Green River/ Wasatch Formation
Entity: 05275

                            E-30
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Ute Tribal 11-25
T4S, R3W, Section 25, NESW, USM
Duchesne County, Utah
API# 43-013-30743
Lease # 14-20-H62-4892
Green River Formation
Entity: 02645

Coyote Canyon 10-9
T4S, R4W, Section 9, NWSE, USM
Duchesne County, Utah
API # 43-013-30861
Lease # I-109-IND-5351
Wasatch Formation
Entity: 09900

Ute Tribal 16-2
T5S, R4W, Section 2, SESE, USM
Duchesne County, Utah
API # 43-013-30756
Lease # 14-20-H62-3403
Green River Formation
Entity: 02610

                            E-31
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